UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 13, 2016

BIO-PATH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36333	87-0652870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4710 Bellaire Boulevard, Suite 210, Bellaire, Texas	77401
(Address of principal executive offices)	(Zip Code)

(832) 742-1357

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On January 13, 2016, Peter H. Nielsen, President and Chief Executive Officer of Bio-Path Holdings, Inc. (the “Company”), presented at the eighth annual Biotech Showcase™ 2016 held in San Francisco, California. A copy of Mr. Nielsen’s slide presentation is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

99.1	Slide Presentation dated January 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-PATH HOLDINGS, Inc.

Dated: January 13, 2016	By:	/s/ Peter H. Nielsen
Peter H. Nielsen
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Slide Presentation dated January 2016